UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-01444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	8/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  AUGUST 31, 2010

Semiannual Report to Shareholders

DWS S&P 500 Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

30 Statement of Changes in Net Assets

31 Financial Highlights

36 Notes to Financial Statements

46 New Sub-Advisory Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2010

Average Annual Total Returns as of 8/31/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-8.72%	1.23%	-7.45%	-0.43%	-1.56%
Class B	-9.04%	0.49%	-8.16%	-1.18%	-2.30%
Class C	-8.93%	0.47%	-8.13%	-1.16%	-2.29%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-13.97%	-4.59%	-9.26%	-1.60%	-2.14%
Class B (max 4.00% CDSC)	-12.67%	-2.45%	-8.72%	-1.35%	-2.30%
Class C (max 1.00% CDSC)	-9.84%	0.47%	-8.13%	-1.16%	-2.29%
No Sales Charges
Class R	-8.83%	1.01%	-7.66%	-0.68%	-1.79%
Class S	-8.53%	1.53%	-7.22%	-0.16%	-1.31%
S&P 500® Index+	-4.04%	4.91%	-8.66%	-0.91%	-1.81%
‡ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2010 are 0.81%, 1.57%, 1.58%, 1.06% and 0.58% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on July 2, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 8/31/10	$ 10.03	$ 9.74	$ 9.77	$ 9.90	$ 9.96
2/28/10	$ 11.04	$ 10.75	$ 10.78	$ 10.91	$ 10.94
Distribution Information: Six Months as of 8/31/10: Income Dividends	$ .05	$ .05	$ .05	$ .05	$ .05
Lipper Rankings — Large Cap Core Funds Category as of 8/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	708	of	964	74
3-Year	220	of	819	27
5-Year	223	of	695	33
Class B 1-Year	794	of	964	83
3-Year	294	of	819	36
5-Year	346	of	695	50
Class C 1-Year	801	of	964	84
3-Year	289	of	819	36
5-Year	343	of	695	50
Class R 1-Year	736	of	964	77
3-Year	241	of	819	30
5-Year	261	of	695	38
Class S 1-Year	654	of	964	68
3-Year	195	of	819	24
5-Year	188	of	695	28
10-Year	185	of	422	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2010 to August 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 912.80	$ 909.60	$ 910.70	$ 911.70	$ 914.70
Expenses Paid per $1,000*	$ 3.04	$ 6.64	$ 6.74	$ 4.34	$ 1.93
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,022.03	$ 1,018.25	$ 1,018.15	$ 1,020.67	$ 1,023.19
Expenses Paid per $1,000*	$ 3.21	$ 7.02	$ 7.12	$ 4.58	$ 2.04
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.63%	1.38%	1.40%	.90%	.40%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/10	2/28/10

Common Stocks	90%	90%
Cash Equivalents	10%	5%
Government & Agency Obligations	—	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/10	2/28/10

Information Technology	18%	19%
Financials	16%	16%
Consumer Staples	12%	12%
Health Care	12%	13%
Energy	11%	11%
Industrials	10%	10%
Consumer Discretionary	10%	10%
Utilities	4%	3%
Materials	4%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings August 31, 2010 (16.1% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.7%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	2.0%
3. Microsoft Corp. Developer of computer software	1.6%
4. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
5. AT&T, Inc. Provider of communications services	1.4%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.4%
7. Johnson & Johnson Provider of health care products	1.4%
8. General Electric Co. Diversified technology, media and financial services company	1.4%
9. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.3%
10. JPMorgan Chase & Co. Provider of global financial services	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 85.6%
Consumer Discretionary 8.7%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	28,644
Johnson Controls, Inc.	9,000	238,770
		267,414
Automobiles 0.4%
Ford Motor Co.* (a)	44,850	506,356
Harley-Davidson, Inc.	2,500	60,800
		567,156
Distributors 0.1%
Genuine Parts Co.	2,300	96,439
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	1,500	63,720
DeVry, Inc.	600	22,866
H&R Block, Inc.	3,704	47,596
		134,182
Hotels Restaurants & Leisure 1.5%
Carnival Corp. (Units) (a)	5,900	183,962
Darden Restaurants, Inc.	1,700	70,142
International Game Technology	3,400	49,640
Marriott International, Inc. "A" (a)	2,930	93,789
McDonald's Corp. (a)	13,808	1,008,813
Starbucks Corp. (a)	10,100	232,199
Starwood Hotels & Resorts Worldwide, Inc. (a)	3,100	144,863
Wyndham Worldwide Corp.	1,600	37,104
Wynn Resorts Ltd.	700	56,427
Yum! Brands, Inc.	6,300	262,710
		2,139,649
Household Durables 0.3%
D.R. Horton, Inc.	2,000	20,520
Fortune Brands, Inc.	2,400	107,496
Harman International Industries, Inc.*	1,000	31,170
Leggett & Platt, Inc.	1,900	36,423
Lennar Corp. "A"	1,200	15,804
Newell Rubbermaid, Inc.	3,000	45,060
Pulte Group, Inc.*	2,377	19,087
Stanley Black & Decker, Inc.	1,792	96,123
Whirlpool Corp.	1,100	81,576
		453,259
Internet & Catalog Retail 0.5%
Amazon.com, Inc.* (a)	4,500	561,735
Expedia, Inc.	3,100	70,866
Priceline.com, Inc.*	600	174,888
		807,489
Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	1,700	5,933
Hasbro, Inc.	1,500	60,540
Mattel, Inc.	5,800	121,742
		188,215
Media 2.7%
CBS Corp. "B" (a)	9,600	132,672
Comcast Corp. "A" (a)	36,700	628,304
DIRECTV "A"* (a)	11,800	447,456
Discovery Communications, Inc. "A"* (a)	3,800	143,450
Gannett Co., Inc.	2,217	26,804
Interpublic Group of Companies, Inc.*	6,300	53,739
McGraw-Hill Companies, Inc.	4,500	124,425
Meredith Corp.	600	17,556
New York Times Co. "A"*	1,200	8,616
News Corp. "A" (a)	29,900	375,843
Omnicom Group, Inc.	4,200	147,042
Scripps Networks Interactive "A"	900	36,162
Time Warner Cable, Inc.	4,676	241,328
Time Warner, Inc. (a)	14,966	448,681
Viacom, Inc. "B"	8,000	251,360
Walt Disney Co. (a)	25,300	824,527
Washington Post Co. "B"	100	36,023
		3,943,988
Multiline Retail 0.7%
Big Lots, Inc.*	800	25,008
Family Dollar Stores, Inc.	2,000	85,580
J.C. Penney Co., Inc.	2,700	54,000
Kohl's Corp.*	4,200	197,316
Macy's, Inc.	6,200	120,528
Nordstrom, Inc.	2,000	57,840
Sears Holdings Corp.* (a)	500	30,950
Target Corp.	9,700	496,252
		1,067,474
Specialty Retail 1.6%
Abercrombie & Fitch Co. "A"	1,000	34,600
AutoNation, Inc.*	600	13,548
AutoZone, Inc.*	300	62,934
Bed Bath & Beyond, Inc.*	3,800	136,686
Best Buy Co., Inc. (a)	4,800	150,672
GameStop Corp. "A"*	1,200	21,516
Home Depot, Inc. (a)	22,200	617,382
Limited Brands, Inc.	3,500	82,600
Lowe's Companies, Inc.	19,100	387,730
O'Reilly Automotive, Inc.*	2,000	94,540
Office Depot, Inc.*	2,500	8,525
RadioShack Corp.	1,200	22,176
Ross Stores, Inc.	1,400	69,482
Staples, Inc. (a)	10,100	179,477
The Gap, Inc.	6,100	103,029
Tiffany & Co.	1,600	63,408
TJX Companies, Inc.	5,300	210,357
Urban Outfitters, Inc.*	3,000	90,960
		2,349,622
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	4,100	146,944
NIKE, Inc. "B"	5,118	358,260
Polo Ralph Lauren Corp.	700	53,018
VF Corp.	1,100	77,682
		635,904
Consumer Staples 10.0%
Beverages 2.4%
Brown-Forman Corp. "B"	1,500	91,935
Coca-Cola Co. (a)	29,739	1,663,005
Coca-Cola Enterprises, Inc.	3,800	108,148
Constellation Brands, Inc. "A"*	2,700	44,982
Dr. Pepper Snapple Group, Inc.	3,400	125,188
Molson Coors Brewing Co. "B"	1,700	74,052
PepsiCo, Inc.	20,827	1,336,677
		3,443,987
Food & Staples Retailing 2.1%
Costco Wholesale Corp. (a)	5,700	322,335
CVS Caremark Corp.	18,100	488,700
Kroger Co.	8,800	173,624
Safeway, Inc. (a)	5,544	104,227
SUPERVALU, Inc.	1,900	18,468
Sysco Corp. (a)	8,000	219,920
Wal-Mart Stores, Inc.	26,688	1,338,136
Walgreen Co. (a)	13,100	352,128
Whole Foods Market, Inc.*	1,800	62,622
		3,080,160
Food Products 1.7%
Archer-Daniels-Midland Co.	8,800	270,864
Campbell Soup Co.	2,400	89,424
ConAgra Foods, Inc.	6,200	133,858
Dean Foods Co.*	2,400	24,552
General Mills, Inc.	8,668	313,435
H.J. Heinz Co. (a)	4,200	194,208
Hormel Foods Corp.	600	25,890
Kellogg Co.	3,300	163,944
Kraft Foods, Inc. "A"	22,719	680,434
McCormick & Co., Inc.	2,000	79,740
Mead Johnson Nutrition Co.	2,800	146,132
Sara Lee Corp. (a)	8,400	121,296
The Hershey Co.	2,000	92,940
The J.M. Smucker Co.	1,400	81,872
Tyson Foods, Inc. "A"	3,200	52,416
		2,471,005
Household Products 2.2%
Clorox Co. (a)	1,600	103,712
Colgate-Palmolive Co.	6,300	465,192
Kimberly-Clark Corp.	5,306	341,707
Procter & Gamble Co. (a)	37,287	2,224,915
		3,135,526
Personal Products 0.2%
Avon Products, Inc.	6,000	174,600
Estee Lauder Companies, Inc. "A"	1,700	95,319
		269,919
Tobacco 1.4%
Altria Group, Inc.	27,403	611,635
Lorillard, Inc.	1,800	136,818
Philip Morris International, Inc.	24,203	1,245,002
Reynolds American, Inc.	2,000	109,080
		2,102,535
Energy 9.2%
Energy Equipment & Services 1.4%
Baker Hughes, Inc. (a)	5,621	211,237
Cameron International Corp.*	2,700	99,306
Diamond Offshore Drilling, Inc.	600	34,908
FMC Technologies, Inc.*	1,600	98,960
Halliburton Co.	11,900	335,699
Helmerich & Payne, Inc.	2,500	92,600
Nabors Industries Ltd.*	3,300	51,744
National-Oilwell Varco, Inc.	5,600	210,504
Rowan Companies, Inc.*	1,000	25,710
Schlumberger Ltd. (a)	17,639	940,688
		2,101,356
Oil, Gas & Consumable Fuels 7.8%
Anadarko Petroleum Corp.	6,682	307,305
Apache Corp. (a)	4,386	394,082
Cabot Oil & Gas Corp.	1,100	30,624
Chesapeake Energy Corp. (a)	8,889	183,825
Chevron Corp.	25,900	1,920,744
ConocoPhillips	19,377	1,015,936
CONSOL Energy, Inc.	3,200	103,040
Denbury Resources, Inc.* (a)	8,100	119,394
Devon Energy Corp.	5,792	349,142
El Paso Corp.	10,000	113,900
EOG Resources, Inc.	3,300	286,671
ExxonMobil Corp.	66,239	3,918,699
Hess Corp.	4,000	201,000
Marathon Oil Corp.	9,508	289,899
Massey Energy Co.	1,100	31,625
Murphy Oil Corp.	2,100	112,476
Noble Energy, Inc.	2,300	160,494
Occidental Petroleum Corp.	10,400	760,032
Peabody Energy Corp.	3,100	132,680
Pioneer Natural Resources Co.	1,300	75,166
QEP Resources, Inc.	2,100	60,963
Range Resources Corp.	1,700	57,477
Southwestern Energy Co.*	4,600	150,512
Spectra Energy Corp.	7,400	150,516
Sunoco, Inc.	2,000	67,360
Tesoro Corp.	900	10,107
Valero Energy Corp.	6,500	102,505
Williams Companies, Inc.	6,700	121,471
		11,227,645
Financials 13.6%
Capital Markets 2.1%
Ameriprise Financial, Inc.	2,916	127,079
Bank of New York Mellon Corp. (a)	15,852	384,728
Charles Schwab Corp.	13,100	167,156
E*TRADE Financial Corp.*	2,150	26,682
Federated Investors, Inc. "B"	900	18,765
Franklin Resources, Inc.	1,900	183,369
Invesco Ltd.	6,600	119,460
Janus Capital Group, Inc.	1,100	9,988
Legg Mason, Inc.	2,500	63,325
Morgan Stanley	18,516	457,160
Northern Trust Corp.	3,100	143,034
State Street Corp.	6,800	238,544
T. Rowe Price Group, Inc.	3,400	148,852
The Goldman Sachs Group, Inc.	6,670	913,390
		3,001,532
Commercial Banks 2.4%
BB&T Corp.	9,200	203,504
Comerica, Inc.	2,000	68,820
Fifth Third Bancorp.	10,900	120,445
First Horizon National Corp.	3,086	31,107
Huntington Bancshares, Inc.	10,900	57,661
KeyCorp	12,600	92,862
M&T Bank Corp.	1,000	85,640
Marshall & Ilsley Corp.	5,200	34,060
PNC Financial Services Group, Inc.	6,946	353,968
Regions Financial Corp.	13,400	86,162
SunTrust Banks, Inc. (a)	6,800	152,932
US Bancorp.	24,700	513,760
Wells Fargo & Co.	67,865	1,598,221
Zions Bancorp.	2,400	44,232
		3,443,374
Consumer Finance 0.7%
American Express Co.	15,700	625,959
Capital One Financial Corp.	6,100	230,946
Discover Financial Services	7,701	111,741
SLM Corp.*	4,800	53,040
		1,021,686
Diversified Financial Services 3.6%
Bank of America Corp.	131,026	1,631,274
Citigroup, Inc.*	296,053	1,101,317
CME Group, Inc.	900	223,272
IntercontinentalExchange, Inc.*	1,000	95,560
JPMorgan Chase & Co.	51,744	1,881,412
Leucadia National Corp.*	2,000	42,700
Moody's Corp.	3,100	65,534
NYSE Euronext	3,700	102,638
The NASDAQ OMX Group, Inc.*	1,000	17,910
		5,161,617
Insurance 3.5%
ACE Ltd.	4,100	219,227
Aflac, Inc. (a)	6,100	288,225
Allstate Corp.	7,297	201,397
American International Group, Inc.*	1,396	47,366
Aon Corp. (a)	3,500	126,840
Assurant, Inc.	1,700	62,152
Berkshire Hathaway, Inc. "B"* (a)	21,476	1,691,879
Chubb Corp.	4,100	225,992
Cincinnati Financial Corp.	2,420	64,566
Genworth Financial, Inc. "A"*	7,000	75,810
Hartford Financial Services Group, Inc.	6,100	122,976
Lincoln National Corp.	3,500	81,760
Loews Corp. (a)	4,700	165,158
Marsh & McLennan Companies, Inc. (a)	7,300	173,156
MetLife, Inc.	10,719	403,035
Principal Financial Group, Inc.	3,668	84,547
Progressive Corp.	8,900	176,220
Prudential Financial, Inc.	6,107	308,831
The Travelers Companies, Inc.	6,400	313,472
Torchmark Corp.	1,200	59,220
Unum Group	4,100	82,205
XL Group PLC	3,400	60,894
		5,034,928
Real Estate Investment Trusts 1.2%
Apartment Investment & Management Co. "A" (REIT)	1,170	23,915
AvalonBay Communities, Inc. (REIT)	1,015	106,799
Boston Properties, Inc. (REIT) (a)	1,900	154,660
Equity Residential (REIT) (a)	3,900	178,737
HCP, Inc. (REIT)	4,100	144,402
Health Care REIT, Inc. (REIT)	1,300	59,722
Host Hotels & Resorts, Inc. (REIT) (a)	9,424	123,737
Kimco Realty Corp. (REIT)	4,800	71,568
Plum Creek Timber Co., Inc. (REIT)	1,800	62,046
ProLogis (REIT)	5,300	57,505
Public Storage (REIT) (a)	1,800	176,436
Simon Property Group, Inc. (REIT) (a)	3,887	351,579
Ventas, Inc. (REIT)	2,000	101,020
Vornado Realty Trust (REIT) (a)	2,238	181,412
		1,793,538
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	3,200	52,544
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	6,800	78,370
People's United Financial, Inc.	4,300	54,696
		133,066
Health Care 10.0%
Biotechnology 1.2%
Amgen, Inc.*	12,500	638,000
Biogen Idec, Inc.* (a)	3,600	193,680
Celgene Corp.* (a)	6,100	314,272
Cephalon, Inc.*	800	45,288
Genzyme Corp.*	3,600	252,396
Gilead Sciences, Inc.*	11,800	375,948
		1,819,584
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	7,907	336,522
Becton, Dickinson & Co.	3,200	218,208
Boston Scientific Corp.*	16,900	87,711
C.R. Bard, Inc.	1,300	99,879
CareFusion Corp.*	1,650	35,607
DENTSPLY International, Inc.	1,500	41,730
Hospira, Inc.*	2,200	112,992
Intuitive Surgical, Inc.* (a)	500	132,515
Medtronic, Inc.	14,300	450,164
St. Jude Medical, Inc.*	4,400	152,108
Stryker Corp. (a)	3,700	159,803
Varian Medical Systems, Inc.*	1,700	90,508
Zimmer Holdings, Inc.*	2,700	127,359
		2,045,106
Health Care Providers & Services 1.7%
Aetna, Inc.	5,900	157,648
AmerisourceBergen Corp.	3,900	106,392
Cardinal Health, Inc.	5,000	149,800
CIGNA Corp.	3,800	122,436
Coventry Health Care, Inc.*	1,200	23,220
DaVita, Inc.*	1,100	71,082
Express Scripts, Inc.* (a)	7,200	306,720
Humana, Inc.*	2,400	114,696
Laboratory Corp. of America Holdings*	1,272	92,373
McKesson Corp.	3,600	208,980
Medco Health Solutions, Inc.*	5,900	256,532
Patterson Companies, Inc.	1,300	32,877
Quest Diagnostics, Inc.	2,100	91,350
Tenet Healthcare Corp.*	2,700	10,584
UnitedHealth Group, Inc.	15,024	476,561
WellPoint, Inc.*	5,800	288,144
		2,509,395
Health Care Technology 0.1%
Cerner Corp.*	1,000	72,850
Life Sciences Tools & Services 0.3%
Life Technologies Corp.*	2,062	88,192
PerkinElmer, Inc.	1,700	35,717
Thermo Fisher Scientific, Inc.*	5,400	227,448
Waters Corp.*	1,000	60,520
		411,877
Pharmaceuticals 5.3%
Abbott Laboratories	19,804	977,129
Allergan, Inc.	4,000	245,680
Bristol-Myers Squibb Co. (a)	22,524	587,426
Eli Lilly & Co. (a)	13,200	442,992
Forest Laboratories, Inc.*	3,600	98,244
Johnson & Johnson (a)	35,508	2,024,666
King Pharmaceuticals, Inc.*	2,000	17,420
Merck & Co., Inc.	40,607	1,427,742
Mylan, Inc.* (a)	3,900	66,924
Pfizer, Inc.	105,290	1,677,270
Watson Pharmaceuticals, Inc.*	1,700	73,219
		7,638,712
Industrials 9.1%
Aerospace & Defense 2.4%
Boeing Co.	9,907	605,615
General Dynamics Corp.	5,131	286,669
Goodrich Corp.	1,700	116,416
Honeywell International, Inc.	10,000	390,900
ITT Corp.	2,100	89,250
L-3 Communications Holdings, Inc. (a)	1,600	106,560
Lockheed Martin Corp.	3,930	273,213
Northrop Grumman Corp.	4,100	221,892
Precision Castparts Corp. (a)	1,900	215,042
Raytheon Co.	4,861	213,495
Rockwell Collins, Inc.	2,100	113,253
United Technologies Corp.	12,004	782,781
		3,415,086
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc. (a)	1,900	123,481
Expeditors International of Washington, Inc. (a)	3,100	122,729
FedEx Corp. (a)	4,200	327,810
United Parcel Service, Inc. "B" (a)	12,913	823,849
		1,397,869
Airlines 0.1%
Southwest Airlines Co.	8,700	96,135
Building Products 0.0%
Masco Corp.	4,700	49,303
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	1,100	35,772
Cintas	2,400	61,176
Iron Mountain, Inc.	1,800	36,504
Pitney Bowes, Inc.	3,300	63,492
R.R. Donnelley & Sons Co.	2,400	36,348
Republic Services, Inc.	4,600	135,378
Stericycle, Inc.*	900	58,950
Waste Management, Inc. (a)	6,400	211,776
		639,396
Construction & Engineering 0.2%
Fluor Corp. (a)	2,700	120,582
Jacobs Engineering Group, Inc.*	1,600	55,488
Quanta Services, Inc.*	3,400	60,996
		237,066
Electrical Equipment 0.4%
Emerson Electric Co. (a)	9,600	447,840
Rockwell Automation, Inc.	2,100	107,394
Roper Industries, Inc.	1,100	63,888
		619,122
Industrial Conglomerates 2.1%
3M Co.	9,199	722,582
General Electric Co.	139,513	2,020,148
Textron, Inc.	4,200	71,694
Tyco International Ltd.	7,600	283,328
		3,097,752
Machinery 1.6%
Caterpillar, Inc. (a)	8,300	540,828
Cummins, Inc.	2,720	202,395
Danaher Corp.	6,858	249,151
Deere & Co.	5,500	347,985
Dover Corp.	2,100	93,996
Eaton Corp.	2,300	159,804
Flowserve Corp.	700	62,566
Illinois Tool Works, Inc.	5,200	214,552
PACCAR, Inc. (a)	4,800	196,752
Pall Corp.	1,300	44,447
Parker Hannifin Corp.	2,400	141,984
Snap-on, Inc.	600	24,738
		2,279,198
Professional Services 0.1%
Dun & Bradstreet Corp.	500	32,950
Equifax, Inc.	1,400	41,258
Robert Half International, Inc.	2,100	45,318
		119,526
Road & Rail 0.7%
CSX Corp.	5,100	254,439
Norfolk Southern Corp.	4,900	263,032
Ryder System, Inc.	400	15,348
Union Pacific Corp.	6,542	477,174
		1,009,993
Trading Companies & Distributors 0.1%
Fastenal Co.	1,900	86,013
W.W. Grainger, Inc.	900	95,211
		181,224
Information Technology 15.7%
Communications Equipment 2.0%
Cisco Systems, Inc.*	74,252	1,488,752
Harris Corp.	1,900	79,933
JDS Uniphase Corp.*	1,500	13,785
Juniper Networks, Inc.*	7,200	195,840
Motorola, Inc.*	31,600	237,948
QUALCOMM, Inc. (a)	21,428	820,907
Tellabs, Inc.	6,500	46,150
		2,883,315
Computers & Peripherals 3.6%
Apple, Inc.*	11,838	2,881,014
Dell, Inc.*	23,100	271,887
EMC Corp.* (a)	26,900	490,656
Hewlett-Packard Co.	30,296	1,165,790
Lexmark International, Inc. "A"*	700	24,493
NetApp, Inc.* (a)	4,600	186,024
QLogic Corp.*	1,200	17,874
SanDisk Corp.*	3,200	106,368
Western Digital Corp.*	2,600	62,790
		5,206,896
Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc.*	4,800	129,456
Amphenol Corp. "A"	2,400	97,728
Corning, Inc.	20,800	326,144
FLIR Systems, Inc.*	1,400	35,168
Jabil Circuit, Inc.	1,800	18,450
Molex, Inc.	1,900	33,535
		640,481
Internet Software & Services 1.5%
Akamai Technologies, Inc.*	2,000	92,140
eBay, Inc.*	15,000	348,600
Google, Inc. "A"*	3,149	1,417,113
Monster Worldwide, Inc.*	800	8,824
VeriSign, Inc.*	2,400	69,912
Yahoo!, Inc.* (a)	15,700	205,356
		2,141,945
IT Services 2.7%
Automatic Data Processing, Inc.	6,400	247,104
Cognizant Technology Solutions Corp. "A"*	4,000	230,420
Computer Sciences Corp.	1,800	71,658
Fidelity National Information Services, Inc. (a)	4,000	103,360
Fiserv, Inc.*	2,200	110,066
International Business Machines Corp.	16,513	2,034,897
MasterCard, Inc. "A"	1,300	257,868
Paychex, Inc.	4,400	109,516
SAIC, Inc.*	3,500	52,080
Teradata Corp.*	2,400	78,576
Total System Services, Inc.	1,693	24,041
Visa, Inc. "A" (a)	5,900	406,982
Western Union Co.	9,200	144,256
		3,870,824
Office Electronics 0.1%
Xerox Corp.	20,748	175,113
Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.*	6,700	37,654
Altera Corp.	4,100	101,147
Analog Devices, Inc.	3,600	100,368
Applied Materials, Inc.	18,200	189,098
Broadcom Corp. "A"	5,800	173,826
First Solar, Inc.*	500	63,925
Intel Corp.	71,994	1,275,734
KLA-Tencor Corp.	1,700	47,617
Linear Technology Corp.	3,200	91,680
LSI Corp.*	5,500	22,110
MEMC Electronic Materials, Inc.*	1,600	16,464
Microchip Technology, Inc.	2,700	74,763
Micron Technology, Inc.*	9,700	62,710
National Semiconductor Corp.	4,100	51,701
Novellus Systems, Inc.*	1,700	39,610
NVIDIA Corp.* (a)	8,400	78,372
Teradyne, Inc.*	1,800	16,164
Texas Instruments, Inc. (a)	15,900	366,177
Xilinx, Inc.	3,800	91,770
		2,900,890
Software 3.3%
Adobe Systems, Inc.*	7,200	199,872
Autodesk, Inc.*	2,900	80,475
BMC Software, Inc.*	2,600	93,756
CA, Inc.	4,400	79,244
Citrix Systems, Inc.*	2,600	150,644
Compuware Corp.*	2,400	17,232
Electronic Arts, Inc.*	5,200	79,248
Intuit, Inc.*	4,200	179,760
McAfee, Inc.*	1,900	89,395
Microsoft Corp.	99,070	2,326,164
Novell, Inc.*	2,200	12,364
Oracle Corp.	50,799	1,111,482
Red Hat, Inc.*	1,900	65,645
Salesforce.com, Inc.* (a)	1,500	164,820
Symantec Corp.*	11,100	151,293
		4,801,394
Materials 3.1%
Chemicals 1.8%
Air Products & Chemicals, Inc.	2,800	207,284
Airgas, Inc.	1,200	78,960
CF Industries Holdings, Inc.	1,000	92,500
Dow Chemical Co. (a)	15,400	375,298
E.I. du Pont de Nemours & Co. (a)	11,887	484,633
Eastman Chemical Co.	1,200	73,860
Ecolab, Inc.	3,000	142,200
FMC Corp.	900	56,052
International Flavors & Fragrances, Inc.	900	41,121
Monsanto Co.	7,200	379,080
PPG Industries, Inc. (a)	1,900	125,077
Praxair, Inc. (a)	4,100	352,723
Sigma-Aldrich Corp.	1,500	79,755
The Sherwin-Williams Co.	1,300	91,494
		2,580,037
Construction Materials 0.1%
Vulcan Materials Co.	2,000	73,520
Containers & Packaging 0.2%
Ball Corp.	1,500	84,120
Bemis Co., Inc.	900	25,983
Owens-Illinois, Inc.*	2,100	52,626
Pactiv Corp.*	1,500	48,120
Sealed Air Corp.	1,800	36,918
		247,767
Metals & Mining 0.9%
AK Steel Holding Corp.	800	10,192
Alcoa, Inc. (a)	14,800	151,108
Allegheny Technologies, Inc.	1,100	44,792
Cliffs Natural Resources, Inc.	1,700	104,023
Freeport-McMoRan Copper & Gold, Inc.	6,266	451,027
Newmont Mining Corp. (a)	6,300	386,316
Nucor Corp. (a)	4,500	165,510
Titanium Metals Corp.*	700	12,684
United States Steel Corp.	1,463	62,192
		1,387,844
Paper & Forest Products 0.1%
International Paper Co.	6,300	128,898
MeadWestvaco Corp.	1,800	39,168
Weyerhaeuser Co. (a)	3,100	48,670
		216,736
Telecommunication Services 2.8%
Diversified Telecommunication Services 2.5%
AT&T, Inc.	76,496	2,067,687
CenturyLink, Inc. (a)	3,397	122,835
Frontier Communications Corp.	11,375	87,929
Qwest Communications International, Inc. (a)	21,900	123,735
Verizon Communications, Inc. (a)	36,458	1,075,876
Windstream Corp.	8,100	93,433
		3,571,495
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	5,400	253,044
MetroPCS Communications, Inc.*	2,500	22,350
Sprint Nextel Corp.* (a)	41,200	168,096
		443,490
Utilities 3.4%
Electric Utilities 1.8%
Allegheny Energy, Inc.	1,700	38,335
American Electric Power Co., Inc.	6,392	226,341
Duke Energy Corp. (a)	17,100	293,949
Edison International	3,800	128,250
Entergy Corp.	2,495	196,706
Exelon Corp.	8,700	354,264
FirstEnergy Corp. (a)	4,371	159,673
NextEra Energy, Inc.	5,454	293,043
Northeast Utilities	1,700	49,249
Pepco Holdings, Inc.	1,700	30,515
Pinnacle West Capital Corp.	1,900	75,715
PPL Corp.	6,500	176,540
Progress Energy, Inc.	3,700	158,767
Southern Co.	10,553	387,189
		2,568,536
Gas Utilities 0.1%
EQT Corp.	2,100	68,460
Nicor, Inc.	500	21,145
ONEOK, Inc.	2,400	102,984
Questar Corp.	2,100	34,188
		226,777
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	7,500	76,800
Constellation Energy Group, Inc.	2,700	79,191
NRG Energy, Inc.*	5,300	107,696
		263,687
Multi-Utilities 1.3%
Ameren Corp.	3,200	89,824
CenterPoint Energy, Inc.	6,600	97,614
CMS Energy Corp.	2,300	40,250
Consolidated Edison, Inc. (a)	3,600	171,108
Dominion Resources, Inc. (a)	7,600	324,976
DTE Energy Co.	1,900	89,015
Integrys Energy Group, Inc.	700	33,915
NiSource, Inc.	2,500	43,350
PG&E Corp.	4,800	224,448
Public Service Enterprise Group, Inc.	6,700	214,132
SCANA Corp.	1,700	66,352
Sempra Energy	3,400	173,128
TECO Energy, Inc.	1,900	32,072
Wisconsin Energy Corp.	1,400	78,036
Xcel Energy, Inc.	6,200	138,322
		1,816,542
Total Common Stocks (Cost $111,231,893)		123,781,692

Securities Lending Collateral 20.3%
Daily Assets Fund Institutional, 0.30% (b) (c) (Cost $29,316,762)	29,316,762	29,316,762

Cash Equivalents 9.3%
Central Cash Management Fund, 0.25% (b) (Cost $13,408,091)	13,408,091	13,408,091
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $153,956,746)+	115.2	166,506,545
Other Assets and Liabilities, Net	(15.2)	(22,019,020)
Net Assets	100.0	144,487,525
* Non-income producing security.
+ The cost for federal income tax purposes was $158,536,871. At August 31, 2010, net unrealized appreciation for all securities based on tax cost was $7,969,674. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,113,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,144,152.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2010 amounted to $28,719,921, which is 19.9% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At August 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	12/21/2010	290	36,431,250	(59,486)
ASX SPI 200 Index	AUD	9/16/2010	8	780,623	18,573
CAC 40 Index	EUR	9/17/2010	120	5,300,402	(212,822)
DJ Euro Stoxx 50 Index	EUR	9/17/2010	17	563,356	11,286
FTSE MIB Index	EUR	9/17/2010	35	4,374,834	89,545
Hang Seng Index	HKD	9/29/2010	2	261,224	(2,790)
IBEX 35 Index	EUR	9/17/2010	30	3,868,852	(58,334)
NASDAQ 100 E-Mini Index	USD	9/17/2010	76	2,685,080	(151,676)
Russell 2000 E-Mini Index	USD	9/17/2010	4	240,640	(11,769)
S&P 500 E-Mini Index	USD	9/17/2010	282	14,781,030	(202,138)
S&P 500 Index	USD	9/16/2010	24	6,289,800	(187,500)
TOPIX Index	JPY	9/10/2010	13	1,238,722	(91,775)
United Kingdom Long Gilt Bond	GBP	12/29/2010	9	1,728,946	3,021
Total net unrealized depreciation					(855,865)

At August 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/15/2010	140	13,673,452	(368,528)
10 Year Canadian Government Bond	CAD	12/20/2010	72	8,527,106	(42,112)
10 Year Japanese Government Bond	JPY	9/9/2010	14	23,828,830	(203,137)
AEX Index	EUR	9/17/2010	33	2,643,814	99,827
DAX Index	EUR	9/17/2010	39	7,301,596	365,900
Federal Republic of Germany Euro-Bund	EUR	9/8/2010	336	57,239,776	(2,372,821)
FTSE 100 Index	GBP	9/17/2010	37	2,951,595	(144,907)
S&P 500 E-Mini Index	USD	9/17/2010	120	6,289,800	280,726
S&P TSX 60 Index	CAD	9/16/2010	38	4,941,229	(124,216)
Total net unrealized depreciation					(2,509,268)

At August 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	12,479,438	JPY	1,059,211,000	9/17/2010	115,670	HSBC Bank USA
EUR	21,620,000	USD	28,124,809	9/17/2010	658,199	UBS AG
GBP	2,729,000	USD	4,283,493	9/17/2010	93,409	HSBC Bank USA
NZD	1,337,000	USD	957,198	9/17/2010	23,259	Morgan Stanley
NOK	25,025,000	USD	4,065,899	9/17/2010	89,426	The Goldman Sachs & Co.
Total unrealized appreciation					979,963
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	18,635,719	CAD	19,446,000	9/17/2010	(361,682)	Morgan Stanley
USD	18,697,358	SEK	136,501,000	9/17/2010	(181,581)	HSBC Bank USA
USD	6,678,687	AUD	7,422,000	9/17/2010	(76,677)	The Goldman Sachs & Co.
CHF	3,571,000	USD	3,396,327	9/17/2010	(122,024)	UBS AG
Total unrealized depreciation					(741,964)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK  Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 123,781,692	$ —	$ —	$ 123,781,692
Short-Term Investments (d)	42,724,853	—	—	42,724,853
Derivatives (e)	—	979,963	—	979,963
Total	$ 166,506,545	$ 979,963	$ —	$ 167,486,508
Liabilities
Derivatives (e)	$ (3,365,133)	$ (741,964)	$ —	$ (4,107,097)
Total	$ (3,365,133)	$ (741,964)	$ —	$ (4,107,097)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended August 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.
(e) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $111,231,893) — including $28,719,921 of securities loaned	$ 123,781,692
Investment in Daily Assets Fund Institutional (cost $29,316,762)*	29,316,762
Investment in Central Cash Management Fund (cost $13,408,091)	13,408,091
Total investments, at value (cost $153,956,746)	166,506,545
Cash	299,017
Deposit with brokers for open futures contracts	11,227,307
Receivable for Fund shares sold	159,578
Interest receivable	5,145
Dividends receivable	390,432
Unrealized appreciation on forward foreign currency exchange contracts	979,963
Total assets	179,567,987
Liabilities
Payable upon return of securities loaned	29,316,762
Payable for investments purchased	289,069
Payable for Fund shares redeemed	565,803
Payable for daily variation margin on open futures contracts	4,115,238
Unrealized depreciation on forward foreign currency exchange contracts	741,964
Other accrued expenses and payables	51,626
Total liabilities	35,080,462
Net assets, at value	$ 144,487,525
* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2010 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,054,158
Net unrealized appreciation (depreciation) on: Investments	12,549,799
Futures	(3,365,133)
Foreign currency	231,313
Accumulated net realized gain (loss)	(15,937,250)
Paid-in capital	149,954,638
Net assets, at value	$ 144,487,525
Net Asset Value
Class A Net Asset Value and redemption price per share ($50,381,047 ÷ 5,020,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.03
Maximum offering price per share (100 ÷ 94.25 of $10.03)	$ 10.64

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,774,014 ÷ 182,065 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.74

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,584,709 ÷ 878,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.77
Class R Net Asset Value, offering and redemption price per share ($7,520,447 ÷ 759,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.90
Class S Net Asset Value, offering and redemption price per share ($76,227,308 ÷ 7,656,302 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended August 31, 2010 (Unaudited)
Investment Income
Income: Dividends	$ 1,239,892
Income distributions — Central Cash Management Fund	16,203
Interest	6,199
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,227
Total income	1,268,521
Expenses: Unitary fee	253,463
Distribution and service fees	134,786
Interest expense	23,483
Total expenses	411,732
Net investment income (loss)	856,789
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	90,200
Futures	(1,648,497)
Foreign currency	(2,900,664)
(4,458,961)
Change in net unrealized appreciation (depreciation) on: Investments	(6,386,786)
Futures	(3,124,673)
Foreign currency	447,519
(9,063,940)
Net gain (loss)	(13,522,901)
Net increase (decrease) in net assets resulting from operations	$ (12,666,112)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended August 31, 2010 (Unaudited)	Year Ended February 28, 2010
Operations: Net investment income (loss)	$ 856,789	$ 1,112,113
Net realized gain (loss)	(4,458,961)	6,498,045
Change in net unrealized appreciation (depreciation)	(9,063,940)	28,981,719
Net increase (decrease) in net assets resulting from operations	(12,666,112)	36,591,877
Distributions to shareholders from: Net investment income: Class A	(268,994)	(481,425)
Class B	(10,279)	(12,652)
Class C	(43,361)	(35,547)
Class R	(24,439)	(28,882)
Class S	(293,449)	(640,937)
Net realized gains: Class A	—	(653,607)
Class B	—	(45,892)
Class C	—	(134,270)
Class R	—	(50,455)
Class S	—	(737,188)
Total distributions	(640,522)	(2,820,855)
Fund share transactions: Proceeds from shares sold	65,662,817	53,950,816
Reinvestment of distributions	598,231	2,656,832
Cost of shares redeemed	(25,381,782)	(28,135,919)
Redemption fees	—	9,628
Net increase (decrease) in net assets from Fund share transactions	40,879,266	28,481,357
Increase (decrease) in net assets	27,572,632	62,252,379
Net assets at beginning of period	116,914,893	54,662,514
Net assets at end of period (including undistributed net investment income of $1,054,158 and $837,891, respectively)	$ 144,487,525	$ 116,914,893

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 7.25	$ 12.27	$ 13.79	$ 12.80	$ 12.04
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.11	.15	.10	.10[e]	.08
Net realized and unrealized gain (loss)	(1.03)	3.95	(5.03)	(.33)	1.36	.76
Total from investment operations	(.96)	4.06	(4.88)	(.23)	1.46	.84
Less distributions from: Net investment income	(.05)	(.11)	(.14)	(.09)	(.09)	(.08)
Net realized gains	—	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.05)	(.27)	(.14)	(1.29)	(.47)	(.08)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.03	$ 11.04	$ 7.25	$ 12.27	$ 13.79	$ 12.80
Total Return (%)[c]	(8.72)**	56.03	(40.00)[d]	(2.46)[d]	11.39[d,e]	6.98[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	47	20	32	34	34
Ratio of expenses before expense reductions (%)	.63*	.81	1.36	1.29	1.35	1.36
Ratio of expenses after expense reductions (%)	.63*	.81	1.17	1.27	1.32	1.25
Ratio of net investment income (loss) (%)	1.21*	1.16	1.42	.75	.76[e]	.66
Portfolio turnover rate (%)	0**+	5	75	51	81	85
[a] For the six months ended August 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Amount is less than 0.5%.

Class B Years Ended February 28,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.75	$ 7.08	$ 12.00	$ 13.52	$ 12.60	$ 11.89
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.05	.06	.01	.01[e]	(.01)
Net realized and unrealized gain (loss)	(.99)	3.82	(4.90)	(.33)	1.32	.74
Total from investment operations	(.96)	3.87	(4.84)	(.32)	1.33	.73
Less distributions from: Net investment income	(.05)	(.04)	(.08)	(.00)*	(.03)	(.02)
Net realized gains	—	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.05)	(.20)	(.08)	(1.20)	(.41)	(.02)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.74	$ 10.75	$ 7.08	$ 12.00	$ 13.52	$ 12.60
Total Return (%)[c]	(9.04)**	54.80	(40.45)[d]	(3.10)[d]	10.49[d,e]	6.16[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	9	12	13
Ratio of expenses before expense reductions (%)	1.38*	1.57	2.13	2.01	2.10	2.10
Ratio of expenses after expense reductions (%)	1.38*	1.57	1.93	1.99	2.07	2.00
Ratio of net investment income (loss) (%)	.47*	.41	.65	.02	.01[e]	(.09)
Portfolio turnover rate (%)	0**+	5	75	51	81	85
[a] For the six months ended August 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Amount is less than 0.5%.

Class C Years Ended February 28,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.78	$ 7.09	$ 12.03	$ 13.55	$ 12.63	$ 11.92
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.04	.07	.01	.01[e]	(.01)
Net realized and unrealized gain (loss)	(.99)	3.85	(4.93)	(.32)	1.32	.74
Total from investment operations	(.96)	3.89	(4.86)	(.31)	1.33	.73
Less distributions from: Net investment income	(.05)	(.04)	(.08)	(.01)	(.03)	(.02)
Net realized gains	—	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.05)	(.20)	(.08)	(1.21)	(.41)	(.02)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.77	$ 10.78	$ 7.09	$ 12.03	$ 13.55	$ 12.63
Total Return (%)[c]	(8.93)**	54.84	(40.52)[d]	(3.06)	10.48[d,e]	6.15[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	5	7	8	9
Ratio of expenses before expense reductions (%)	1.40*	1.58	2.04	1.95	2.04	2.02
Ratio of expenses after expense reductions (%)	1.40*	1.58	1.92	1.95	2.03	1.99
Ratio of net investment income (loss) (%)	.45*	.40	.67	.06	.05[e]	(.08)
Portfolio turnover rate (%)	0**+	5	75	51	81	85
[a] For the six months ended August 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Amount is less than 0.5%.

Class R Years Ended February 28,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 7.17	$ 12.13	$ 13.64	$ 12.69	$ 11.94
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.09	.12	.07	.07[d]	.05
Net realized and unrealized gain (loss)	(1.01)	3.90	(4.96)	(.34)	1.33	.76
Total from investment operations	(.96)	3.99	(4.84)	(.27)	1.40	.81
Less distributions from: Net investment income	(.05)	(.09)	(.12)	(.04)	(.07)	(.06)
Net realized gains	—	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.05)	(.25)	(.12)	(1.24)	(.45)	(.06)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.90	$ 10.91	$ 7.17	$ 12.13	$ 13.64	$ 12.69
Total Return (%)	(8.83)**	55.60	(40.10)[c]	(2.66)	10.93[d]	6.76[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	4	1	2	1	3
Ratio of expenses before expense reductions (%)	.90*	1.06	1.63	1.52	1.57	1.60
Ratio of expenses after expense reductions (%)	.90*	1.06	1.42	1.52	1.57	1.51
Ratio of net investment income (loss) (%)	.94*	.91	1.16	.49	.51[d]	.40
Portfolio turnover rate (%)	0**+	5	75	51	81	85
[a] For the six months ended August 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Amount is less than 0.5%.

Class S Years Ended February 28,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 7.18	$ 12.15	$ 13.69	$ 12.70	$ 11.94
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.14	.18	.15	.14[d]	.11
Net realized and unrealized gain (loss)	(1.01)	3.92	(4.99)	(.33)	1.35	.75
Total from investment operations	(.93)	4.06	(4.81)	(.18)	1.49	.86
Less distributions from: Net investment income	(.05)	(.14)	(.16)	(.16)	(.12)	(.10)
Net realized gains	—	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.05)	(.30)	(.16)	(1.36)	(.50)	(.10)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.96	$ 10.94	$ 7.18	$ 12.15	$ 13.69	$ 12.70
Total Return (%)	(8.53)**	56.45	(39.87)[c]	(2.15)[c]	11.66[c,d]	7.20[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	53	24	38	46	36
Ratio of expenses before expense reductions (%)	.40*	.58	1.10	1.00	1.09	1.13
Ratio of expenses after expense reductions (%)	.40*	.58	.94	.97	1.03	1.01
Ratio of net investment income (loss) (%)	1.44*	1.40	1.65	1.04	1.05[d]	.90
Portfolio turnover rate (%)	0**+	5	75	51	81	85
[a] For the six months ended August 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.
+ Amount is less than 0.5%.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended August 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $176,305,000 to $205,942,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of August 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended August 31, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from approximately $72,269,000 to $97,319,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 979,963

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (741,964)	$ —	$ (741,964)
Equity Contracts (b)	—	(322,070)	(322,070)
Interest Rate Contracts (b)	—	(3,043,063)	(3,043,063)
	$ (741,964)	$ (3,365,133)	$ (4,107,097)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended August 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (2,755,959)	$ —	$ (2,755,959)
Equity Contracts (b)	—	(3,546,254)	(3,546,254)
Interest Rate Contracts (b)	—	1,897,757	1,897,757
	$ (2,755,959)	$ (1,648,497)	$ (4,404,456)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 453,818	$ —	$ 453,818
Equity Contracts (b)	—	201,929	201,929
Interest Rate Contracts (b)	—	(3,326,602)	(3,326,602)
	$ 453,818	$ (3,124,673)	$ (2,670,855)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2010, the Fund had a net tax basis capital loss carryforward of approximately $6,757,000, which may have applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2017 ($423,000) and February 28, 2018 ($6,334,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended August 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $26,251,165 and $447,271, respectively.

C. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

QS Investors, LLC ("QS Investors") acts as investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group ("QS Group"), including members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund pays the Advisor an annual fee ("Unitary Fee") of 0.50% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. The Unitary Fee covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period"). The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the six months ended August 31, 2010, the Advisor received a Unitary Fee of $253,463, which was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2010
Class B	$ 8,923	$ 1,396
Class C	35,605	5,808
Class R	6,341	1,492
	$ 50,869	$ 8,696

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2010	Annualized Effective Rate
Class A	$ 63,310	$ 32,542.23%
Class B	2,683	1,475.23%
Class C	11,588	5,150.24%
Class R	6,336	3,543.25%
	$ 83,917	$ 42,710

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2010 aggregated $13,513.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2010, the CDSC for Class B and C shares aggregated $3,206 and $3,263, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended August 31, 2010, DIDI received $735 for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,765,486	$ 19,562,316	2,474,456	$ 24,022,084
Class B	5,191	59,422	47,330	458,560
Class C	129,024	1,412,020	377,378	3,568,642
Class R	453,355	4,693,837	328,956	3,229,084
Class S	3,749,232	39,935,222	2,471,467	22,672,446
		$ 65,662,817		$ 53,950,816
Shares issued to shareholders in reinvestment of distributions
Class A	22,943	$ 246,866	95,667	$ 1,050,417
Class B	871	9,115	4,912	52,605
Class C	3,724	39,029	14,462	155,318
Class R	2,271	24,120	7,312	79,338
Class S	26,158	279,101	121,249	1,319,154
		$ 598,231		$ 2,656,832
Shares redeemed
Class A	(1,031,644)	$ (11,142,816)	(1,131,490)	$ (11,049,644)
Class B	(95,353)	(1,048,399)	(256,804)	(2,434,131)
Class C	(146,993)	(1,608,088)	(252,952)	(2,524,052)
Class R	(80,206)	(884,622)	(112,133)	(1,085,701)
Class S	(975,187)	(10,697,857)	(1,120,806)	(11,042,391)
		$ (25,381,782)		$ (28,135,919)
Redemption fees		$ —		$ 9,628
Net increase (decrease)
Class A	756,785	$ 8,666,366	1,438,633	$ 14,022,860
Class B	(89,291)	(979,862)	(204,562)	(1,922,966)
Class C	(14,245)	(157,039)	138,888	1,199,909
Class R	375,420	3,833,335	224,135	2,222,743
Class S	2,800,203	29,516,466	1,471,910	12,958,811
		$ 40,879,266		$ 28,481,357

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Privacy Statement

FACTS	What Does DWS Investments Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share can include:

• Social Security number

• Account balances

• Purchase and transaction history

• Bank account information

• Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com
Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?	We collect your personal information, for example. When you:

• open an account

• give us your contact information

• provide bank account information for ACH or wire transactions

• tell us where to send money

• seek advice about your investments

Why can't I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates' everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.
Rev. 09/2010

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2010